SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 18, 2006

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)

                       DELAWARE                      0-19410
              (State or Other Jurisdiction    (Commission File Number)
                      of Incorporation)

                 155 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

                  Point Therapeutics, Inc. ("Point") issued a press release on September 18, 2006 announcing that talobostat's Phase 2 non-small cell lung cancer program and dual mechanism of action was presented on Saturday, September 16, 2006 at the 14th International Conference on Gene Therapy of Cancer in Dallas, Texas.

                  A copy of the press release dated September 18, 2006 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01         Financial Statements and Exhibits.

                  (c) Exhibits.

                  99.1 - Press release issued by Point dated September 18, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POINT THERAPEUTICS, INC.


September 19, 2006                By: /s/ Donald R. Kiepert, Jr.
                                  ------------------------------------------
                                  Name:  Donald R. Kiepert, Jr.
                                  Title:  President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit     Description
-------     -----------
99.1        Point Therapeutics, Inc. issued a press release on September
            18, 2006 announcing that talobostat's Phase 2 non-small cell lung cancer program and dual mechanism of action was presented on Saturday, September 16, 2006 at the 14th International
            Conference on Gene Therapy of Cancer in Dallas, Texas.